Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 dated as of December 7, 2012 (this “Amendment”), to the Senior Secured Super Priority Priming Debtor in Possession Credit Agreement dated as of August 29, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among ATP Oil & Gas Corporation, as debtor and debtor-in-possession (the “Borrower”), the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower;

WHEREAS, the Borrower has informed the Lenders that certain Events of Default as described on Schedule 1 attached hereto are currently existing (collectively, the “Specified Defaults”) and has requested that the Lenders agree to waive such Specified Defaults and amend certain provisions of the Credit Agreement related thereto and amend certain other provisions of the Credit Agreement as set forth herein;

WHEREAS, the undersigned Lenders are willing to agree to such waiver and to so amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Waiver. Subject to the satisfaction of the conditions set forth below, the undersigned Lenders hereby permanently waive, as of the Amendment Effective Date (as defined below), the Specified Defaults.

SECTION 2. Amendments to Credit Agreement.

(a) The definition of “Additional DIP Budget Availability Date” set forth in Section 1.01 of the Credit Agreement is hereby amended such that the definition as a whole reads:

“ “Additional DIP Budget Availability Date” means the first date after the Closing Date and on or prior to December 14, 2012 on which each of the Availability Conditions is met.”

(b) The definition of “DIP Budget Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended such that the definition as a whole reads:

“ “DIP Budget Loans” means (a) NM Loans made (i) pursuant to the Term Sheet in the Initial DIP Budget Amount and (ii) on the applicable Final DIP Budget Availability Date in the Final DIP Budget First Tranche Amount or the Final DIP Budget Second Tranche Amount, as the case may be, (b) the Additional DIP Budget Loans and (c) the Additional NM Loans.”

(c) The definition of “Final DIP Budget Availability Date” set forth in Section 1.01 of the Credit Agreement is hereby amended such that the definition as a whole reads:

“ “Final DIP Budget Availability Date” means (i) with respect to the Final DIP Budget First Tranche Amount, any date during the period from December 15, 2012 through January 2, 2013 and (ii) with respect to the Final DIP Budget Second Tranche Amount, any date during the period from January 15, 2013 through February 15, 2013, in each case, on which (a) each of the Availability Conditions is met and (b) in the case of any amounts described in clause (i) of this definition, the commercial operation of the MC 942 S-Sand well has been achieved.”

(d) The definition of “Infrastructure Subsidiaries” set forth in Section 1.01 of the Credit Agreement is hereby amended such that the definition as a whole reads:

“ “Infrastructure Subsidiaries” means ATP Infrastructure Partners, L.P., ATP IP-GP, LLC, ATP IP-LP, LLC, ATP Holdco, LLC, ATP Titan Holdco LLC and ATP Titan LLC.”

(e) The definition of “Interest Payment Date” set forth in Section 1.01 of the Credit Agreement is hereby amended such that the definition as a whole reads:

“ “Interest Payment Date” means, for any Loan or Borrowing thereof hereunder, (a) with respect to the Additional Interest and Second Amendment Additional Interest (to the extent paid in kind) accruing on each Loan or Borrowing, the first Business Day of each calendar quarter, (b) with respect to all other interest accruing on any ABR Loan, the first Business Day of each month and (c) with respect to all other interest accruing on any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part, and on the first Business Day of each month following the end of the first month included in such Interest Period.”

(f) The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical “(or such shorter or longer period as the Administrative Agent may permit in its sole discretion, but in any event not longer than three months)” immediately prior to the proviso contained therein.

(g) Section 1.01 of the Credit Agreement is hereby further amended by adding the following new definitions in the appropriate alphabetical order:

“ “Additional NM Loans First Tranche Amount” has the meaning set forth in Section 2.01(a)(v) hereof.

“Additional NM Loans Second Tranche Amount” has the meaning set forth in Section 2.01(a)(v) hereof.

“Availability Conditions” means the following conditions:

(a) the Final Order has been entered;

(b) the price of Brent crude per barrel is no less than $95 on an average basis for Intercontinental Exchange’s then current twelve month forward strip; and

(c) the conditions set forth in Section 6.02 are met.

“Deepwater Properties Marketing Materials” has the meaning set forth on Schedule 10.01.

“Deepwater Properties Potential Buyers” has the meaning set forth on Schedule 10.01.

“Deepwater Properties Purchase Agreement” has the meaning set forth on Schedule 10.01.

“Deepwater Properties Sale” has the meaning set forth on Schedule 10.01.

“Deepwater Properties Sale Motion” has the meaning set forth on Schedule 10.01.

“Final DIP Budget First Tranche Amount” means $50,000,000.

“Final DIP Budget Second Tranche Amount” means $10,000,000.

“Second Amendment Additional Interest” means, for any day, (a) to the extent such interest is paid in kind by being capitalized and added to the principal amount of the Loans, interest on the Loans at a rate of 2.00% per annum, and (b) to the extent such interest is paid in cash, interest on the Loans at a rate of 1.00% per annum.

“Second Amendment Effective Date” means December 7, 2012.

“Shelf Properties Marketing Materials” has the meaning set forth on Schedule 10.01.

“Shelf Properties Potential Buyers” has the meaning set forth on Schedule 10.01.

“Shelf Properties Purchase Agreement” has the meaning set forth on Schedule 10.01.

“Shelf Properties Sale” has the meaning set forth on Schedule 10.01.

“Shelf Properties Sale Motion” has the meaning set forth on Schedule 10.01.”

(h) Section 1.01 of the Credit Agreement is hereby further amended by deleting the defined term “Sale Motion”.

(i) Section 2.01(a) of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 2.01(a):

“(a) The NM Loans. Pursuant to the Term Sheet certain of the Lenders have made term loans to the Borrower in an aggregate amount equal to the Interim Order Amount (the “Interim Order Loans”). Subject to the terms and conditions set forth herein, each Lender severally agrees to make additional loans (such loans together with the Interim Order Loans, the “NM Loans” and each an “NM Loan”) to the Borrower in an aggregate principal amount not to exceed such Lender’s Commitment. The NM Loans shall be made in separate draws and in an aggregate principal amount on each such occasion as follows:

(i) on the Subsequent Clipper Availability Date in the Subsequent Clipper Project Amount;

(ii) on the Final Clipper Availability Date in the Final Clipper Project Amount;

(iii) on the applicable Final DIP Budget Availability Date in the Final DIP Budget First Tranche Amount or the Final DIP Budget Second Tranche Amount, as the case may be;

(iv) on the Additional DIP Budget Availability Date in the Additional DIP Budget Amount; and

(v) so long as the Availability Conditions have been satisfied on the applicable date on which each such draw will be made, (x) during the period from January 15, 2013 through February 15, 2013, in an amount equal to up to $5,000,000 of the amount of additional Commitments provided for under the First Amendment (the “Additional NM Loans First Tranche Amount”) and (y) during the period from February 15, 2013 through March 1, 2013, in an amount equal to the remaining $20,000,000 of the amount of additional Commitments provided for under the First Amendment (the “Additional NM Loans Second Tranche Amount”) (such NM Loans referenced in clauses (x) and (y) above being referred to herein as the “Additional NM Loans”); provided, however, that the Administrative Agent and the Required Lenders shall have received a certificate from the CRO certifying that (A) the Borrower has determined that the making of such advances will preserve or enhance the value of its business, (B) in his reasonable judgment, the Borrower has the ability to repay in full in cash such advances (including, without limitation, through a sale or refinancing in connection with a Plan of Reorganization), (C) the Borrower is performing in accordance with its business plan, and (D) with respect to the Additional NM Loans made pursuant to clause (y) above, (1) the commercial operation of the Clipper Project has been achieved and (2) the amount of Liquidity at the time of delivery of such certificate, prior to giving effect to such Borrowing, is less than $20,000,000. The proceeds of such Additional NM Loans shall be used solely to fund expenses approved by the Required Lenders and set forth in the DIP Budget.

After giving effect to each Borrowing, (A) the aggregate principal amount of all NM Loans, other than the Interim Order Loans, then outstanding shall not exceed the aggregate Commitments of all the Lenders, and (B) each Lender’s pro rata share of the aggregate principal amount of all NM Loans, other than the Interim Order Loans, then outstanding shall not exceed such Lender’s Commitment. Proceeds of each NM Loan made pursuant to this Agreement shall be remitted to the Collateral Account and, so long as no Default exists or would result, shall be available, for withdrawal by the Borrower on a weekly basis to fund, subject to variances permitted under Section 8.19, expenses in accordance with the DIP Budget or the relevant Project Budget, pursuant to Section 2.03.”

(j) Section 2.03(a) of the Credit Agreement is hereby amended by (i) deleting in sub-clause (iii) thereof the text “and” where it appears immediately after the semi-colon, (ii) adding in sub-clause (iv) thereof the text “and” immediately after the semi-colon and (iii) adding the following new sub-clause (v):

“(v) whether the Second Amendment Additional Interest with respect to such Borrowing will be paid in cash or paid in kind by being capitalized and added to the principal amount of the Loan;”

(k) Section 2.03(d) of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 2.03(d):

“(d) Requests for Withdrawals. The Borrower may deliver to the Administrative Agent a Withdrawal Notice no later than 12:00 noon (New York time) on Wednesday of each week or at such other time as may be agreed to by the Administrative Agent in its reasonable discretion. If such Withdrawal Notice is delivered prior to the delivery to the Administrative Agent and the Lenders of the Clipper Project Budget in accordance with the terms of this Agreement and is made to fund Clipper Project expenditures, then such Withdrawal Notice shall include a reasonably detailed list of all Clipper Project expenditures intended to be funded with the proceeds of such withdrawal and shall otherwise be in compliance with Section 2.03(e) (a “Clipper Withdrawal Notice”). Upon receipt of a Clipper Withdrawal Notice, the Administrative Agent shall promptly post such Clipper Withdrawal Notice for review and, with respect to Clipper Project expenditures in excess of $100,000, approval by the Required Lenders. Upon receipt by the Administrative Agent of approvals of the Lenders constituting the Required Lenders, such Clipper Withdrawal Notice shall be deemed approved and the amounts requested thereunder shall (subject to the other provisions of this clause (d)), be disbursed to the Borrower. Upon the receipt of a Withdrawal Notice (and any necessary approvals for Clipper Withdrawal Notices), the Administrative Agent shall transfer Loans in an aggregate principal amount equal to the amount specified in such Withdrawal Notice to the account of the Borrower specified in such Withdrawal Notice (i) to fund expenses of the following week in accordance with the DIP Budget and to fund Clipper Project expenditures approved in the applicable Clipper Withdrawal Notice and (ii) following delivery to the Administrative Agent and the Lenders of the Clipper Project Budget in accordance with the terms of this Agreement, to fund expenditures included in the Clipper Project Budget for the following week; provided that: (w) with respect to any withdrawal of proceeds of Additional NM Loans, such withdrawal may only be made to the extent that the amount of Unrestricted Cash on Hand as of such date does not exceed the amount of Liquidity required under Section 8.19(b)(ii), (x) after giving effect to each withdrawal, the aggregate Cash Collateral held by the Borrower will not exceed (A) the amount necessary for the Borrower to fund all capital expenditures as scheduled on such Withdrawal Notice, (B) the amount necessary for the Borrower to continue in operation pursuant to the terms of the DIP Budget (including fees, costs, and administrative expenditures), and (C) the amount of Liquidity required under Section 8.19(b)(ii), (y) immediately prior to making any withdrawal, no Event of Default shall have occurred and be continuing at such time or would result from such withdrawal and (z) funds withdrawn shall be used solely to pay expenses in accordance with the DIP Budget or applicable Project Budget within permitted variances. Each Withdrawal Notice shall contain a certification by the Borrower that the withdrawal request pursuant thereto complies, and the application of the funds so withdrawn will comply, with the terms of this Agreement in all respects, and the Administrative Agent shall be entitled to conclusively rely on such certification, absent manifest error.”

(l) Section 2.03 of the Credit Agreement is hereby amended by adding the following new clause (e) immediately after clause (d) contained therein:

“(e) The Borrower shall not be entitled to borrow Loans and withdraw amounts from the Collateral Account except to the extent requested and used to fund (i) amounts set forth in the DIP Budget necessary for the Borrower to continue in operation (including, without limitation, (x) fees, costs and expenditures made in the administration of the Bankruptcy Case, and (y) amounts to pay and/or to be set aside in trust to satisfy all applicable plugging and abandonment obligations and bonding requirements), and (ii) all administrative expenditures relating to work performed or goods or services delivered in connection with the Clipper Project in accordance with the Clipper Project Budget prior to the delivery of a DIP Termination Declaration (as defined in the Interim Order); provided that each such Withdrawal Notice shall (A) include a detailed list of all expenditures intended to be funded with the proceeds of such Borrowing or withdrawal, (B) to the extent such expenditures are not included in an approved Budget, be approved in writing by the Required Lenders, and (iii) contain a certification by the Borrower that, to the extent such expenditures relate to the Clipper Project, such expenditures are necessary for the completion of the Clipper Project, could not be avoided or reduced by rejecting or modifying any contracts and that in the absence of such expenditures, the Clipper Project would not be completed on time or on budget.”

(m) Section 2.04(b) of the Credit Agreement is hereby amended by (i) deleting at the end of sub-clause (iii) of the first sentence thereof the text “and” and replacing such text with a comma, (ii) adding at the end of sub-clause (iv) of the first sentence thereof the text “and” and (iii) adding the following new sub-clause (v) immediately prior to the end of the first sentence:

“(v) whether the Second Amendment Additional Interest with respect to such Borrowing will be paid in cash or paid in kind by being capitalized and added to the principal amount of the Loan”

(n) Section 2.06(a) of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 2.06(a):

“(a) The Commitments of the Lenders with respect to:

(i) the Subsequent Clipper Project Amount shall automatically terminate upon the earlier of (A) the date that is thirty-five (35) days after the Closing Date if the Subsequent Clipper Availability Date has not occurred as of such date or (B) the making of the NM Loans allocable to such amount on the Subsequent Clipper Availability Date;

(ii) the Final Clipper Project Amount, shall automatically terminate upon the earliest to occur of (A) the date that is thirty-five (35) days after the entry of the Interim Order if the Final Order has not been entered as of such date and the Subsequent Clipper Availability Date has not occurred by such date, or (B) the making of the NM Loans allocable to such amount on the Final Clipper Availability Date;

(iii) the Additional DIP Budget Amount shall automatically terminate upon the earliest of (A) the date that is thirty-five (35) days after the entry of the Interim Order if the Final Order has not been entered as of such date, (B) December 14, 2012 if the Additional DIP Budget Availability Date has not occurred as of such date or (C) the making of the Additional DIP Budget Loans on the Additional DIP Budget Availability Date;

(iv) the Final DIP Budget First Tranche Amount shall automatically terminate upon the earliest to occur of (A) January 2, 2013 if the applicable Final DIP Budget Availability Date has not occurred by such date and (B) the making of the NM Loans allocable to such amount on the applicable Final DIP Budget Availability Date;

(v) the Final DIP Budget Second Tranche Amount shall automatically terminate upon the earliest to occur of (A) February 15, 2013 if the second Final DIP Budget Availability Date has not occurred by such date and (B) the making of the NM Loans allocable to such amount on the second Final DIP Budget Availability Date;

(vi) the Additional NM Loans First Tranche Amount shall automatically terminate upon the earliest of (A) February 15, 2013 and (B) the date on which the NM Loans allocable to such amount are made; and

(vii) the Additional NM Loans Second Tranche Amount shall automatically terminate upon the earliest of (A) March 1, 2013 and (B) the date on which the NM Loans allocable to such amount are made.”

(o) Section 3.02 of the Credit Agreement is hereby amended by deleting clause (d) therein and replacing it with the following clause (d):

“(d) Interest Payment Dates, etc. On the Interest Payment Date applicable to each Loan (i) Additional Interest shall be paid in kind on such date by being capitalized and added to the principal amount of such Loan, (ii) Second Amendment Additional Interest shall, pursuant to the election of the Borrower provided in accordance with Section 2.03(a), Section 2.04(b) or as the Administrative Agent may otherwise request, be paid in cash on such date or paid in kind on such date by being capitalized and added to the principal amount of such Loan, and (iii) the remaining interest accrued thereon shall be payable in cash on such date. Once so paid, Additional Interest and Second Amendment Additional Interest, to the extent paid in kind, shall constitute principal of the Loans for all purposes under this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.”

(p) Section 3.04 of the Credit Agreement is hereby amended by deleting clause (c)(i)(E) therein and replacing it with the following clause (c)(i)(E):

“(E) any transaction described in clause (ix) of the definition of Asset Disposition made by ATP Netherlands, the Borrower shall prepay the Loans, the Prepetition Hedge Obligations (to the extent required under the MBL Agreement) and/or permanently reduce the Commitments in accordance with Section 3.04(c)(iv) to the extent of any distributions, dividends or other amounts received by the Borrower from ATP Netherlands in connection with such transaction, including, without limitation, the repayment of intercompany advances, net of any taxes actually paid or required to be paid in cash as a result of such transfer after giving effect to the utilization of tax attributes.”

(q) Section 3.04 of the Credit Agreement is hereby amended by deleting clause (c)(ii) therein and replacing it with the following clause (c)(ii):

“(ii) Commencing March 15, 2013 and continuing on the fifteenth day of each month thereafter, the Borrower shall prepay the Loans in an amount equal to the amount by which (x) all Unrestricted Cash on Hand of the Borrower at such date, net of any escrowed funds (provided that if Total Cash Flow over the following four-week period as set forth in the DIP Budget at such time shows a net outflow of cash during such period, either at the end of any week within such period or in the aggregate during such period, an amount equal to the greatest net cash usage at the end of any such week or at the end of such period, will be deducted from such amount of Unrestricted Cash on Hand so long as such amount is deposited in the Collateral Account, it being understood that such amounts shall be available for withdrawal for use pursuant to Sections 2.03(d) and (e) in accordance with the DIP Budget) exceeds (y) $30,000,000. All such payments will be applied (A) first to the NM Loans until paid in full and (B) thereafter to Refinancing Loans until paid in full.”

(r) Section 3.05(e) of the Credit Agreement is hereby amended by replacing the numeral “(i)” immediately prior to the words “the payment in full” with the numeral “(ii)”.

(s) Section 7.16(b) of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following:

“(b) All material licenses, leases and agreements necessary for the conduct of the business of the Credit Parties and the Restricted Subsidiaries are valid and subsisting, in full force and effect, and, except for the failure to make the royalty payments set forth on Schedule 7.07, there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which could reasonably be expected to have a Material Adverse Effect.”

(t) Section 8.01(b) of the Credit Agreement is hereby amended by (i) deleting the first two sentences therein in their entirety and (ii) deleting in the third sentence thereof the text “In the event that the Borrower is no longer required to file such reports, documents and information with the SEC pursuant to the Exchange Act, the” and substituting in lieu thereof the text “The”.

(u) Section 8.01(e)(iv) of the Credit Agreement is hereby amended by replacing the text “Additional DIP Budget Availability Date” with the text “second Final DIP Budget Availability Date”.

(v) Section 8.01(e)(vi) of the Credit Agreement is hereby amended by replacing the word “first” immediately prior to the words “Business Day” with the word “third”.

(w) Section 8.18 of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 8.18:

“SECTION 8.18 Commodity Agreements. The Borrower shall have entered into, on or before October 26, 2012, with respect to swaps, and on or before December 10, 2012, with respect to puts, Commodity Agreements reasonably satisfactory to the Administrative Agent and the Required Lenders covering at least 50% of the oil and gas that is attributable to the Borrower’s net revenue interest share of production projected to be produced for a period of between 6 and 12 months from the Closing Date, so long as the establishment costs relating to such commodity hedging arrangements shall at no time exceed in the aggregate $3,000,000. Such commodity hedging transactions may include collars for volumes attributable to 50% of the Borrower’s interest in production, net of volumes attributable to lessors’ royalties, Production Payments and Reserve Sales; and puts for volumes attributable to 50% of the Borrower’s net revenue interest in production.”

(x) Section 8.19 of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 8.19:

“SECTION 8.19 Financial Covenants.

(a) Monthly Measurement. The Borrower shall comply with the following financial covenant and to evidence such compliance, shall provide to the Administrative Agent and each Lender not later than three (3) Business Days after receipt by the Borrower of the buyer remittance reports relating to the month then ended, but in no event more than 30 days after the end of the prior month, a certificate of a Financial Officer evidencing that, when measured as of the end of the such month, the Borrower has produced no less than the BOE per day (on a monthly average basis) specified on Schedule 8.19 for such month, as such Schedule may be revised from time to time with the consent of the Required Lenders to adjust such amounts to reflect the sale of assets permitted hereunder; provided that all such minimum amounts shall be adjusted on a reasonable basis for a period not to exceed sixty (60) days based on outages due to Acts of God.

(b) Weekly Measurements. The Borrower shall comply with the following financial covenants and to evidence such compliance, shall provide to the Administrative Agent and each Lender at the close of business on the second Business Day of each week (or, in the case of clause (i) below, within five (5) Business Days after the end of each week), a certificate of a Financial Officer evidencing that, when measured as of the end of the prior week:

(i) the Credit Parties have produced a minimum production of BOE per day (on a rolling four-week average basis) of not less than the amount specified on Schedule 8.19 for such rolling four-week period, as such Schedule may be revised from time to time with the reasonable consent of the Required Lenders to adjust such amounts to reflect the sale of assets permitted hereunder; provided, however, that the Borrower shall not be deemed to have breached this financial covenant unless the Borrower fails to comply for two consecutive testing periods; and provided further that all such minimum amounts shall be adjusted on a reasonable basis for a period not to exceed sixty (60) days based on outages due to Acts of God;

(ii) at all times from and after the entry of the Final Order, the Credit Parties have Liquidity of no less than $20,000,000; provided that Liquidity shall include the accounts receivable associated with the initial revenue payments made during the period from February 15, 2013 through March 31, 2013 from the “first party purchasers” associated with the initial period of production from the Clipper Project;

(iii) the Credit Parties’ expenditures for those line items highlighted in yellow on Exhibit D-1 for such week have complied with the DIP Budget or, as applicable, the relevant Project Budget, within a variance of: (A) 10% with respect to Capital Expenditures on a line item and aggregate basis (B) 10% with respect to general and administrative expenditures on an aggregate basis (C) 10% with respect to Total Financing Disbursements on an aggregate basis and (D) 20% with respect to all other expenditures highlighted in yellow on Exhibit D-1 on a line item basis and (E) for 10% with respect to each week’s Total Weekly Disbursements (meaning all expense line items) on an aggregate basis; and

(iv) without limiting clause (iii) above, the aggregate amount of the Borrower’s outstanding accounts payable (based on the accounts payable account within the Borrower’s general ledger) as of the end of such week does not exceed the amount specified in the Budgets.”

(y) Section 8.20 of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 8.20:

“SECTION 8.20 Post-Closing Deliveries.

(a) On or before November 15, 2012, or such later date as the Required Lenders shall determine in their sole and absolute discretion, deliver to the Administrative Agent (who shall promptly deliver copies of the same to the Lenders) versions of Schedules P-1 and 9.11 that include descriptions of all agreements (and, with respect to Schedule P-1, Liens granted) giving rise to the payments and transfers set forth in the “Divisions of Interests” delivered as Schedules P-1 and 9.11 as of the Closing Date.

(b) On or before December 10, 2012, or such later date as the Required Lenders shall determine in their sole and absolute discretion, deliver to the Collateral Agent (i) all of the Security Instruments, duly executed by the Borrower, (ii) opinions of counsel (including applicable local counsel) with respect to the Security Instruments and (iii) certificates or other applicable instruments evidencing any stock or promissory notes pledged pursuant to the Security Instruments, together with applicable executed stock powers and allonges.

(c) The Administrative Agent may grant, in its sole and absolute discretion, an extension of five Business Days from December 10, 2012, or any later date determined by the Required Lenders, for the deliveries required by this Section.”

(z) Article VIII of the Credit Agreement is hereby amended by adding the following new Section 8.21 immediately after Section 8.20 contained therein:

“SECTION 8.21 Lien Identification Process. On or before December 17, 2012, the Borrower shall file with the Bankruptcy Court and serve upon all creditors a Lien Identification Process Motion requesting the Bankruptcy Court to approve a process requiring all statutory Lien claimants to file with the Bankruptcy Court a statement of any Lien claims for prepetition services along with a statement of, and evidence of, the date to which the claimant asserts that any Lien rights relate back. Such motion shall be set for hearing on or before January 10, 2013. The motion and any order thereon will further provide that Lien claimants will have 60 days from the entry of the order to file such statements and that the failure to file such statements will result in any Lien being subordinated to Liens created under the Loan Documents pursuant to 11 U.S.C. 510(c).”

(aa) Section 9.02 of the Credit Agreement is hereby amended by adding the following new clause (k) immediately after clause (j) contained therein:

“(k) Debt incurred in connection with the financing of insurance premiums in the ordinary course of business; provided that the aggregate amount of such Debt does not exceed $7,000,000 and the installment payments relating to such Debt are specifically provided for in the DIP Budget.”

(bb) Section 9.07(b) of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 9.07(b):

“(b) no Capital Expenditures with respect to the Gomez #9 Project may be made; provided that commencing as of December 1, 2012, Capital Expenditures with respect to the Gomez #9 Project may be made for project planning (surveys, assessments, geological testing, etc.) in an aggregate amount of up to $1,000,000, and at the reasonable discretion of the Required Lenders, up to an additional aggregate amount of $1,000,000.”

(cc) Section 9.11 of the Credit Agreement is hereby amended by (i) deleting in clause (b) thereof the text “and” where it appears immediately after the semi-colon, (ii) deleting in clause (c) thereof the period contained therein and substituting in lieu thereof the text “; and” and (iii) adding the following new clause (d):

“(d) The sale of all of the Borrower’s shelf properties, or any portion thereof on a block by block basis, as such allocation of property in relation to such sale may be determined by the Borrower in its business judgment with respect to the applicable purchaser, to one or more unaffiliated third parties on arm’s length terms, so long as such sale includes a release of all corresponding bonding requirements applicable to such shelf properties or each such block, as applicable (or, if less than all corresponding bonding requirements, with the consent of the Required Lenders), and an indemnification from the purchaser with respect to any plugging and abandonment obligations associated with such properties or block, as applicable (or, if less than all corresponding bonding requirements, with the consent of the Required Lenders), and the Required Lenders have approved the reasonableness of the terms of sale, such approval not to be unreasonably withheld. To the extent any such sale is consummated, in addition to any other prepayment required pursuant to Section 3.04(c)(i)(A), (i) the Loans shall be prepaid (to the extent funds are actually received by the Borrower) and/or (ii) the Commitments shall be permanently reduced, in either case in an amount equal to the corresponding amount of the plugging and abandonment obligations that have been indemnified and the bonding requirements that have been released, and any such amounts received from or in connection with such sale shall be applied in accordance with Section 3.04(c)(i)(A); provided that any such prepayments shall be reduced for any projected loss of net revenue from the period commencing on the proposed approval date for such sale through April 30, 2013 (or such earlier date when the Deepwater Properties Sale has been consummated or an Approved Plan has been confirmed), which is estimated to be no more than $1,625,000 in the aggregate for such period.”

(dd) Section 10.01 of the Credit Agreement is hereby amended by adding the following new clauses (aa) and (bb) at the end of such Section:

“(aa) the Borrower fails to achieve commercial operation of the MC 942 S-Sand well by January 2, 2013.

(bb) the Borrower fails to achieve commercial operation of the Clipper Project by March 1, 2013.”

(ee) Section 11.09 of the Credit Agreement is hereby amended by adding the following paragraph at the end of such Section:

“The Lenders hereby irrevocably authorize the Collateral Agent, based upon the instruction of the Required Lenders, to (i) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Section 363 of the Bankruptcy Code or any similar laws in any other jurisdictions to which the Borrower is subject, or (ii) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by (or with the consent or at the direction of) the Collateral Agent (whether by judicial action or otherwise) in accordance with applicable law. The Lenders further agree that, in connection with any such credit bid and purchase, the indebtedness hereunder and under any other Loan Document, together with the Prepetition Hedge Obligations (collectively, the “Secured Obligations”), owed to the Lenders shall be entitled to be, and shall be, credit bid on a ratable basis and the Lenders whose Secured Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Secured Obligations credit bid in relation to the aggregate amount of Secured Obligations so credit bid) in the asset or assets so purchased (or in the equity interests of the acquisition vehicle or vehicles that are used to consummate such purchase). The Borrower hereby acknowledges and consents to the foregoing authorization. Except as provided above and otherwise expressly provided for herein or in the other Loan Documents, the Collateral Agent will not execute and deliver a release of any Lien on any Collateral. Upon request by the Collateral Agent or the Borrower at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 11.09.”

(ff) Schedule 8.19 of the Credit Agreement is hereby amended by deleting the current schedule and replacing it with the revised Schedule 8.19 attached to this Amendment.

(gg) Schedule 10.01 of the Credit Agreement is hereby amended by deleting the current schedule and replacing it with the revised Schedule 10.01 attached to this Amendment.

(hh) Exhibit W-2 of the Credit Agreement is hereby amended by deleting the current Exhibit and replacing it with the revised Exhibit W-2 attached to this Amendment.

SECTION 3. Final Order. The Borrower hereby agrees to comply with all applicable requirements of the Final Order with respect to this Amendment.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to each Lender and to the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties of each Loan Party contained in any Loan Document are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date;

(b) as of the Amendment Effective Date (after giving effect to this Amendment), no Default or Event of Default has occurred and is continuing;

(c) the Amendment is (i) in accordance with the DIP Documents (as defined in the Final Order), (ii) beneficial to the Borrower and (iii) not prejudicial in any material respect to the rights of third parties; and

(d) attached hereto as Annex 1 is a true, correct and complete copy of the updated DIP Budget, which DIP Budget shall be effective from and after the Amendment Effective Date.

SECTION 5. Conditions to Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied in full (such date, the “Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

(b) The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(c) The Borrower shall have complied with all applicable requirements of the Final Order.

(d) The Borrower shall have received approval from the Bankruptcy Court to enter into this Amendment.

(e) The Required Lenders shall have received a revised DIP Budget and Clipper Project Budget, each in form and substance satisfactory to the Required Lenders in their sole discretion.

(f) The Borrower shall have provided the professionals for the Administrative Agent and the Lenders (i) all of the information that such professionals have requested from the Borrower (other than information that is subject to later delivery in accordance with the milestones set forth on Schedule 10.01 to the Credit Agreement), (ii) a complete list of the information that Jefferies & Co. has requested from the Borrower in connection with the preparation of the Shelf Properties Marketing Materials, including any supplements thereto, (iii) at least one day to review such list and the opportunity to supplement such list by requesting the Borrower provide Jefferies & Co. with additional information to be included in the Shelf Properties Marketing Materials, (iv) confirmation that all information requested by Jefferies & Co., as supplemented by such professionals, has been delivered to Jefferies & Co. and (v) copies of all such information.

(g) The Lenders shall have received an amendment fee, on a pro rata basis, in an amount equal to 1.00% of the sum of the aggregate principal amount of all Loans and unfunded Commitments outstanding at such time, which fee shall be paid in kind by being capitalized and added to the principal amount of such Loans.

SECTION 6. Effect of Amendment. Except as specifically waived or amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. On and after the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE BANKRUPTCY CODE.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ATP OIL & GAS CORPORATION, as debtor and debtor-in-possession,

by	/s/ Albert L. Reese, Jr.
Name: Albert L. Reese, Jr.
Title: Chief Financial Officer and Treasurer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender, as Collateral Agent and as Administrative Agent,

by	/s/ Megan Kane
Name: Megan Kane
Title: Authorized Signatory

by	/s/ Didier Siffer
Name: Didier Siffer
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Credit Suisse AG, Cayman Islands Branch	,

by	/s/ Megan Kane
Name: Megan Kane
Title: Authorized Signatory

For any Lender requiring a second signature line:

by	/s/ Didier Siffer
Name: Didier Siffer
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	CREDIT SUISSE LOAN FUNDING LLC

by	/s/ Robert Healy
Name: Robert Healy
Title: Authorized Signatory

For any Lender requiring a second signature line:

By	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	MSD AND SLD CHARITABLE TRUSTS INVESTING PARTNERSHIP

by	/s/ Marc R. Lisker
Name: Marc R. Lisker
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	TINTORETTO INVESTMENTS, LLC

by	/s/ Marc R. Lisker
Name: Mark R. Lisker
Title: General Counsel

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	DOUBLE MAKO INVESTMENTS, LLC

by	/s/ Marc R. Lisker
Name: Mark R. Lisker
Title: General Counsel

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	AUSTIN I LLC

by	/s/ Marc R. Lisker
Name: Marc R. Lisker
Title: General Counsel

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	MSD CREDIT OPPORTUNITY MASTER FUND, L.P.

by	/s/ Marc R. Lisker
Name: Mark R. Lisker
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	KLS DIVERSIFIED MASTER FUND LTD

by	/s/ Michael P. Zarrilli
Name: Michael P. Zarrilli
Title: Partner and COO

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	KLS DIVERSIFIED MASTER FUND LTD

by	/s/ Michael P. Zarrilli
Name: Michael P. Zarrilli
Title: Partner and COO

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	KLS FOCUS PERFORMANCE FUND LTD

by	/s/ Michael P. Zarrilli
Name: Michael P. Zarrilli
Title: Partner and COO

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	KLS DIVERSIFIED MASTER FUND LTD

by	/s/ Michael P. Zarrilli
Name: Michael P. Zarrilli
Title: Partner and COO

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	FORTRESS CREDIT INVESTMENTS I LTD

by	/s/ Constantine M. Dakolis
Name: Constantine M. Dakolis
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	FORTRESS CREDIT INVESTMENTS II LTD	,

by	/s/ Constantine M. Dakolis
Name: Constantine M. Dakolis
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	FORTRESS CREDIT OPPORTUNITIES I LP

By	FORTRESS CREDIT OPPORTUNITIES I GP, its general partner

By	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

Schedule 1

Existing Defaults

1. The Event of Default under Section 10.01(d) of the Credit Agreement as a result of the failure of the Borrower to comply with Section 8.20 of the Credit Agreement by failing to deliver to the Administrative Agent, on or before the date that is thirty (30) days after the date of the Credit Agreement, (a) versions of Schedules P-1 and 9.11 that include descriptions of all agreements (and, with respect to Schedule P-1, Liens granted) giving rise to the payments and transfers set forth in the “Divisions of Interests” delivered as Schedules P-1 and 9.11 as of the Closing Date; and (b) (i) all of the Security Instruments, duly executed by the Borrower, (ii) opinions of counsel (including applicable local counsel) to the Borrower with respect to the Security Instruments and (iii) certificates or other applicable instruments evidencing any stock or promissory notes pledged pursuant to the Security Instruments, together with applicable executed stock powers and allonges.

2. The Event of Default under Section 10.01(d) of the Credit Agreement as a result of the failure of the Borrower to comply with Section 8.18 of the Credit Agreement by failing to have entered into Commodity Agreements reasonably satisfactory to the Administrative Agent and the Required Lenders no later than 15 Business Days after the date that the Final Order is entered.

3. The Event of Default under Section 10.01(o) of the Credit Agreement as a result of the failure of the Borrower to prepare a data room and begin dissemination of an information memorandum to a list of potential interested parties on or before the date that is 20 days after the first occurrence of a Specified Event, which occurred on October 9, 2012.

4. The Event of Default under Section 10.01(d) of the Credit Agreement as a result of the failure of the Borrower to comply with Section 8.19(b)(i) of the Credit Agreement by failing to have produced a minimum production of BOE per day (on a rolling four-week average basis) of not less than the amount specified on Schedule 8.19 of the Credit Agreement for such rolling four-week period, for the weeks beginning November 12, 2012 and November 19, 2012.

SCHEDULE 8.19

Minimum Monthly Average and

Rolling Four-Week Average of Barrels of Oil Equivalent Per Day

See attached.

SCHEDULE 10.01

Milestones

A. With respect to the sale of the Borrower’s shelf properties and related assets (the “Shelf Properties Sale”):

Due Date		Milestone

(a)	On or prior to November 26, 2012	The professionals for the Administrative Agent and the Lenders shall have received (i) an updated offering memorandum with all pending exhibits and slides completed, an offering teaser (if applicable), a process letter, a draft confidentiality agreement and any other introductory materials (collectively, the “Shelf Properties Marketing Materials”), (ii) a list of potential buyers (the “Shelf Properties Potential Buyers”), and (iii) any available internal process schedules or materials, to the extent that they are more detailed than the sale process timeline set forth in the Credit Agreement. The professionals for the Administrative Agent and the Lenders shall have the right to request revisions to any such Shelf Properties Marketing Materials and other information.

(b)	On or prior to November 30, 2012	The Borrower shall have (i) prepared a data room and begun dissemination of the Shelf Properties Marketing Materials to the Shelf Properties Potential Buyers, which Shelf Properties Marketing Materials shall include all revisions and updates thereto that have been requested by the Administrative Agent’s and the Lenders’ professionals, and (ii) provided the professionals for the Administrative Agent and the Lenders an index listing all documents posted in, and access to, such data room.

(c)	On or prior to December 7, 2012	The Borrower shall have provided the Lenders with copies of a draft Asset Purchase Agreement and disclosure schedules thereto (collectively, the “Shelf Properties Purchase Agreement”) and a draft Bid Procedures and Sale Motion.

Due Date		Milestone

(d)	On or prior to January 8, 2013	The Borrower shall have filed with the Bankruptcy Court a motion (the “Shelf Properties Sale Motion”) to sell substantially all of its shelf properties and related assets, which sale may be structured to include the possibility of sales of separate parcels to different buyers, either to a stalking horse or in an open auction process, in each case on terms acceptable to the Required Lenders (including, without limitation, any terms to the Shelf Properties Purchase Agreement and Bid Procedures and Sale Motion that have been modified from the drafts initially provided to the Lenders, it being understood that any such Bid Procedures may include provision for a work fee in an amount to be agreed for a limited number of bona fide qualified bidders), unless by such date the Borrower has filed a plan and disclosure statement for a plan providing for payment in full in cash of the Indebtedness (including committed financing for implementation of such plan) or otherwise approved by the Required Lenders (an “Approved Plan”).

(e)	On or before January 24, 2013	The Bankruptcy Court shall have approved Bid Procedures acceptable to the Required Lenders in respect of the Shelf Properties Sale Motion (unless an Approved Plan has been filed).

(f)	On or before February 26, 2013	The auction for the Shelf Properties Sale shall have commenced.

(g)	On or before February 28, 2013	The Bankruptcy Court shall have approved the Shelf Properties Sale, unless an Approved Plan has been filed and the disclosure statement with respect thereto has been approved. In the event that there is no qualified purchaser or purchasers for certain assets following the auction and the Lenders have not elected to credit bid for such assets, there shall be no Default or Event of Default as a result of failing to satisfy this milestone.

(h)	On or before March 15, 2013	The Borrower shall have consummated the Shelf Properties Sale with the purchaser approved by the Court, if any, unless an Approved Plan has been filed and the disclosure statement with respect thereto has been approved; provided that such date may be extended by up to an additional four weeks solely to the extent such extension is necessary to obtain government or other approvals in connection with such sale and all approval of transfer requests and other filings in connection with such approvals have been made on or prior to March 4, 2013.

B. With respect to the sale of all of the Borrower’s deepwater properties and related assets, which will include, subject to the consummation of the Shelf Properties Sale, the shelf properties to provide an option for a collective sale of all of the Borrower’s properties, and may be structured to include the possibility of sales of separate parcels to separate purchasers (the “Deepwater Properties Sale”):

Due Date		Milestone

(a)	On or prior to November 27, 2012	The professionals for the Administrative Agent and the Lenders shall have received an updated list of information that Jefferies & Co. has requested from the Borrower in connection with the preparation of the Deepwater Properties Marketing Materials (as defined below) that includes any additional information such professionals have requested be included in such materials.

(b)	On or prior to December 10, 2012	The professionals for the Administrative Agent and the Lenders shall have received (i) a confirmation from the Borrower that all remaining information in connection with the preparation of the Deepwater Properties Marketing Materials requested by Jefferies & Co., as supplemented by such professionals, has been delivered to Jefferies & Co. and (ii) copies of all such remaining information.

(c)	On or prior to December 12, 2012	The professionals for the Administrative Agent and the Lenders shall have received (i) an updated offering memorandum with all pending exhibits and slides completed, an offering teaser (if applicable), a process letter, a draft confidentiality agreement and any other introductory materials (collectively, the “Deepwater Properties Marketing Materials”), (ii) a list of potential buyers (the “Deepwater Properties Potential Buyers”), and (iii) a sale process timeline as well as any available internal process schedules or materials, to the extent that they are more detailed than the sale process timeline set forth in the Credit Agreement. The professionals for the Administrative Agent and the Lenders shall have the right to request revisions to any such Deepwater Properties Marketing Materials and other information.

(d)	On or prior to December 14, 2012	The Borrower shall have (i) prepared a data room and begun dissemination of the Deepwater Properties Marketing Materials to the Deepwater Properties Potential Buyers, which Deepwater Properties Marketing Materials shall include all revisions and updates thereto that have been requested by the Administrative Agent’s and the Lenders’ professionals, and (ii) provided the professionals for the Administrative Agent and the Lenders an index listing all documents posted in, and access to, such data room.

Due Date		Milestone

(e)	On or prior to December 21, 2012	The Borrower shall have provided the Lenders with copies of a draft Asset Purchase Agreement and disclosure schedules thereto (collectively, the “Deepwater Properties Purchase Agreement”) and a draft Bid Procedures and Sale Motion.

(f)	On or prior to January 22, 2013	The Borrower shall have filed with the Bankruptcy Court a motion (the “Deepwater Properties Sale Motion”) to sell substantially all of its deepwater properties and related assets, which sale may be structured to include the possibility of sales of separate parcels to different buyers, either to a stalking horse or in an open auction process, in each case on terms acceptable to the Required Lenders (including, without limitation, any terms to the Deepwater Properties Purchase Agreement and Bid Procedures and Sale Motion that have been modified from the drafts initially provided to the Lenders, it being understood that any such Bid Procedures may include provision for a work fee in an amount to be agreed for a limited number of bona fide qualified bidders), unless by such date the Borrower has filed an Approved Plan.

(g)	On or before February 14, 2013	The Bankruptcy Court shall have approved Bid Procedures acceptable to the Required Lenders in respect of the Deepwater Properties Sale Motion (unless an Approved Plan has been filed). To the extent such approved Bid Procedures include a stalking horse that intends to purchase the Borrower’s shelf properties and related assets in addition to the Borrower’s deepwater properties and related assets, the milestones regarding the Shelf Properties Sale shall no longer be applicable.

(h)	On or before March 26, 2013	The auction for the Deepwater Properties Sale shall have commenced.

(i)	On or before March 28, 2013	The Bankruptcy Court shall have approved the Deepwater Properties Sale, unless an Approved Plan has been filed and the disclosure statement with respect thereto has been approved.

(j)	On or before April 11, 2013	The Borrower shall have consummated the Deepwater Properties Sale, unless an Approved Plan has been filed and the disclosure statement with respect thereto has been approved; provided that such date may be extended by up to an additional four weeks solely to the extent such extension is necessary to obtain government or other approvals in connection with such sale and all approval of transfer requests and other filings in connection with such approvals have been made on or prior to April 2, 2013. Upon consummation of such sale, the Commitments and the Borrower’s use of Cash Collateral shall be terminated and the principal of and interest on each Loan and all other amounts payable under the Loan Documents (other than contingent indemnification obligations) shall be due and payable.

C. With respect to an Approved Plan:

1. On or before February 21, 2013, to the extent an Approved Plan is filed, the Bankruptcy Court shall have approved the disclosure statement for the Approved Plan.

2. On or before March 28, 2013, if the Borrower has filed an Approved Plan and the disclosure statement therefor has been approved, the Approved Plan shall have been confirmed, and become effective no later than 15 days thereafter.

D. So long as the Shelf Properties Marketing Materials and the Deepwater Properties Marketing Materials have been disseminated and the Borrower is diligently pursuing the sale process, the Borrower has the right to obtain an extension of any milestone occurring after January 1, 2013 for cause, the existence of which shall be determined solely by the Borrower and the Lenders (taking into account any reasonable adequate protection and other concerns of the Lenders) and absent agreement on which, by the Bankruptcy Court, with only the Lenders and the Borrower (and no other parties in interest) having the right to file any motion with respect to such matter (and the Borrower and the Lenders shall have the right to object to any other party in interest that seeks to be heard on such matter on grounds of standing or otherwise); provided that the cumulative amount of extensions with respect to any single milestone shall not exceed four (4) weeks. To the extent the Borrower or the Lenders are unable to agree on whether cause exists for an extension, the Bankruptcy Court will hear such matter on an emergency basis, and the failure to meet the applicable milestone shall not constitute a Default under this Agreement pending the Bankruptcy Court’s ruling on such matter.

Exhibit W-2

Form of Withdrawal Notice

See attached.

Annex 1

DIP Budget

See attached.